UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 24, 2007

GRYPHON GOLD CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

810-1130 West Pender Street

Vancouver, British Columbia

Canada V6E 2A4

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (604) 261-2229

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The Registrant hereby amends its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on August 24, 2007, in order to include required financial statements and pro forma financial information regarding the acquisition described therein. No other amendments are being made to the disclosure therein. Pursuant to Item 310(c)(3)(iv)(B) of Regulation S-B, this amendment is within 74 days of the closing of the acquisition on August 21, 2007, and pursuant to Item 9.01 within 71 days of the filing of the initial Current Report on Form 8-K.

Item 2.01   Completion of Acquisition

On August 21, 2007, the registrant, Gryphon Gold Corporation (the “Registrant”), closed the acquisition of Nevada Eagle Resources LLC, a privately held Nevada limited liability company (“Nevada Eagle”), pursuant to a membership interest purchase agreement (the “Purchase Agreement”), dated July 4, 2007, by and between the Registrant, Gerald W. Baughman and Fabiola Baughman, as sellers (“Sellers”), and Nevada Eagle. Under the Purchase Agreement, the Registrant acquired all of the outstanding limited liability company interests of Nevada Eagle from the Sellers (the “Acquisition”) for the following consideration, paid on August 21, 2007 (the “Closing Date”):

(a)	$2,500,000 in cash;
(b)	4,500,000 shares of common stock of the Registrant (the “Common Shares”); and
(c)	a 5% convertible note in the principal amount of $5,000,000 (the “Convertible Note”).

The Convertible Note, due March 30, 2010, bears interest at an annual rate of 5% and is convertible at the option of the holder into common shares of the Registrant at an initial conversion price of $1.00 per share during first the twelve-month period following the Closing Date, $1.25 per share during the second twelve-month period following the Closing Date, $1.50 per share thereafter, and $1.75 per share if converted on March 30, 2010. The interest payments are due on a semi-annual basis beginning on January 1, 2008.

In addition to the purchase consideration, the Sellers will be entitled to all revenues of Nevada Eagle (payable in cash, stock, or other consideration) calculated to be received and received on the Assets and Properties from January 1, 2007 through midnight on December 31, 2007; however, pursuant to a letter agreement between the Registrant and the Sellers, dated August 21, 2007, the Sellers’ revenue right does not include revenues generated or arising from any new agreements entered into by the Registrant regarding the acquired properties (as described below) executed after August 21, 2007.

Gryphon granted the Sellers registration rights under which Gryphon agreed to file, within the later of (i) 90 days of the Closing Date or (ii) any date in which Gryphon is required to file a registration statement for a third-party in connection with a financing or acquisition, but no later than 120 days of the Closing Date, a resale registration statement under the Securities Act of 1933, as amended (“Securities Act”), to register the Common Shares issuable at Closing and the common shares of the Registrant issuable upon exercise of the Convertible Note.

Upon completion of the Acquisition, Nevada Eagle became a wholly-owned subsidiary of Gryphon Nevada Eagle Holding Company, a Nevada corporation, which is a wholly-owned subsidiary of the Registrant. Nevada Eagle has interests in 54 prospective gold properties covering over 70 square miles of gold trends in Nevada. Twenty-four of these properties are in the Walker Lane belt and add to Gryphon’s inventory of volcanogenic hosted gold resources. Seven of the properties are in the Cortez Trend, seven in the Austin-Lovelock Trend, two in the Carlin Trend and the balance are unique situations throughout Nevada with a few in contiguous states. These properties offer Gryphon both production opportunities or royalty income upon production. Twenty-six of the properties are ‘farmed-out’ through lease and option agreements that generate a positive cash flow net of carryings costs. The remaining wholly-owned properties are retained for Gryphon’s own exploration effort or additional future farm outs.

Under the terms of the Purchase Agreement, the closing of the Acquisition was subject to several closing conditions, including execution of several ancillary agreements as follows:

(a)

A Lock-up Agreement, dated August 21, 2007, under which the Sellers agree that for a period of three months following the Closing Date not to sell Common Shares issued or issuable under the Purchase Agreement and Convertible Note and, thereafter, to limit the sale of such Common Shares to 20% of the aggregate Common Shares issued under the Purchase Agreement and Convertible Note each quarter (with unsold Common Shares aggregating each quarter thereafter);

(b)	An Employment Agreement between the Registrant and Mr. Baughman for a term of one year, renewable by the parties, to serve as Gryphon’s Vice President of Corporate Development; and

(c)

A Non-Competition Agreement under which the Sellers have agreed not to compete with the Registrant for the latter of (i) twelve (12) months following the Closing Date (the “Restricted Period”), or (ii) twelve (12) months following the termination of the Company’s employment of Gerald Baughman.  The scope of the non-competition obligation relates to the business of acquiring and/or holding base metal and precious metal mineral assets located in the state of Nevada within the Area of Interest and to properties that have been examined by the Registrant or Mr. Baughman during the course of his employment by the Registrant, in any manner or capacity.  “Area of Interest” is defined as any property owned by the Registrant, Nevada Eagle, or any affiliate of the Registrant or Nevada Eagle on the latter of (i) Closing Date or (ii) the termination date of Gerald Baughman’s employment by the Registrant, if any, together with any adjacent areas within one kilometer of the exterior boundary of such properties.

Item 3.02.   Unregistered Sale of Equity Securities

In connection with the closing of the Acquisition on August 21, 2007 (as described above), the Registrant issued 4,500,000 shares of its common stock to Gerald W. Baughman and Fabiola Baughman each an “accredited investor” as defined under Rule 501(2) of Regulation D. The shares, were placed pursuant to an exemption from registration requirements of the Securities Act provided by Section 506 of Regulation D and/or Section 4(2) of the Securities Act, such exemption being available based on information and representations and warranties obtained from the Sellers.

Item 7.01.   Regulation FD

The Registrant issued a press release on August 21, 2007, announcing the closing of the Acquisition.

Item 9.01.   Financial Statements and Exhibits

Financial Statements of Business Acquired and Pro Forma Financial Information

A.	Audited combined financial statements for Nevada Eagle Resources for the years ended December 31, 2006 and 2005
B.	Unaudited combined financial statements for Nevada Eagle Resources for the three and six month periods ended June 30, 2007 and 2006 and for the three month periods ended March 31, 2007 and 2006
C.	Unaudited pro forma consolidated financial statements for Gryphon Gold Corporation as at June 30, 2007 for the three months ended June 30, 2007 and for the year ended March 31, 2007

Exhibits

1.	Press release dated August 21, 2007 (1)

2.	Membership Interest Purchase Agreement dated July 4, 2007, with Gerald and Fabiola Baughman, for Nevada Eagle Resources LLC (without Exhibits) (2)

(1) Previously filed with the SEC on the Registrant’s Form 8-K dated August 21, 2007

(2) Previously filed with the SEC on the Registrant’s Form 8-K dated July 9, 2007

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Date: October 24, 2007	By: /s/ Michael Longinotti Michael Longinotti Chief Financial Officer